INCOME TAXES	12 Months Ended
Dec. 31, 2020
Income Tax Disclosure [Abstract]
INCOME TAXES

NOTE 11 – INCOME TAXES

The Company identified its federal and New York tax returns as its “major” tax jurisdictions. The period its income tax returns are subject to examination for these jurisdictions is 2017 through 2020. The Company believes its income tax filing positions and deductions will be sustained on audit, and it does not anticipate any adjustments that would result in a material change to its financial position. Therefore, no liabilities for uncertain tax positions have been recorded.

At December 31, 2020 and 2019, the Company had approximately $36,600,000 and $29,900,000, respectively, of federal and state net operating losses that may be available to offset future taxable income. As a result of the Tax Cuts and Jobs Act of 2017 (the “Tax Act”), certain future carryforwards do not expire. At December 31, 2020 approximately $8,000,000 of federal net operating losses will expire from 2029 to 2037 and approximately $28,600,000 have no expiration. In accordance with Section 382 of the Internal Revenue Code, the usage of the Company’s net operating loss carryforwards are subject to annual limitations due to several greater than 50% ownership changes. The Section 382 limitations resulted in approximately $28,200,000 of federal NOLs not being realizable as of December 31, 2018 and the cumulative reversal of approximately $9,600,000 of net operating loss deferred tax assets.

The Company has not performed a formal analysis for the year ended December 31, 2020, but it believes its ability to use such net operating losses and tax credit carryforwards in the future is subject to annual limitations due to change of control provisions under Sections 382 and 383 of the Internal Revenue Code, which will significantly impact its ability to realize these deferred tax assets.

The Company’s net deferred tax assets, liabilities and valuation allowance as of December 31, 2020 and 2019 are summarized as follows:

	December 31,
	2020	2019
Deferred tax assets:
Net operating loss carryforwards	$9,700,000	$7,800,000
Stock-based compensation	4,070,000	3,880,000
Research & development tax credits	358,000	358,000
Total deferred tax assets	14,128,000	12,038,000

Deferred tax liabilities:
Intangible assets	(30,000)	(26,000)
Total deferred tax liabilities	(30,000)	(26,000)

Net deferred tax assets	14,098,000	12,012,000

Valuation allowance	$(14,098,000)	$(12,012,000)

Deferred tax asset, net of valuation allowance	$-	$-

Change in valuation allowance	$(2,086,000)	$(3,834,000)

The income tax provision (benefit) as of December 31, 2020 and 2019 consists of the following:

December 31,
	2020	2019
Federal:
Current	$-	$-
Deferred	-	-

State and local:
Current	-	-
Deferred	-	-

Total income tax provision (benefit)	$-	$-

A reconciliation of the statutory federal income tax benefit to actual tax benefit for the years ended December 31, 2020 and 2019 is as follows:

	2020	2019
Federal statutory blended income tax rates	(21)%	(21)%
State statutory income tax rate, net of federal benefit	(5)	(5)
Permanent differences	7.6	0.1
True-ups and other	-	(0.3)
Change in valuation allowance	18.4	26.2
Effective tax rate	-%	-%

As of the date of this filing, the Company has not filed its 2020 or 2019 federal and state corporate income tax returns. The Company expects to file these documents as soon as practicable.